UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 17, 2023

NOBLE ROMAN’S, INC.
(Exact name of Registrant as specified in its charter)

Indiana	0-11104	35-1281154
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6612 E. 75th Street, Suite 450 Indianapolis, Indiana	46250
(Address of principal executive offices)	(Zip Code)

(317) 634-3377

(Company's telephone number, including area code)

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 4.01 Changes in Registrant’s Certifying Accountant.

Somerset CPA’s, P.C. (“Somerset”) has informed Noble Roman’s, Inc. (the “Registrant”) that it will not seek re-appointment as the Registrant’s auditor for 2023 because in connection with an acquisition of certain assets of Somerset in 2023, Somerset agreed to not seek re-appointment with any company with a class of securities registered under Section 12 of the Securities Exchange Act of 1933, as amended, which would include the Registrant. Somerset had served as the Registrant’s auditor since 2007. The board of directors of the Registrant is evaluating alternative independent accountants to serve as the Registrant’s auditor for 2023.

Somerset’s report on the consolidated balance sheets of the Registrant and subsidiaries as of December 31, 2022 and 2021, the related consolidated statements of operations, changes in stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2022, and the related notes, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2022 and 2021, and the subsequent interim period through the date hereof, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Registrant and Somerset on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Somerset’s satisfaction, would have caused Somerset to make reference thereto in their reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Registrant has requested that Somerset furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Somerset’s letter, dated April 20, 2023, is filed as Exhibit 16.1 to this Form 8-K.]

Item 9.01 – Financial Statements and Exhibits.

(d) The following exhibits are filed as part of this report:

Exhibit Number	Description
16.1	Letter of Somerset CPA’s, P.C. dated April 20, 2023

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2023

NOBLE ROMAN’S, INC.

By:	/s/Paul W. Mobley
Paul W. Mobley
Executive Chairman and Chief Financial Officer

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